                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                           Jacksonville Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

         -----------------------------------------------------------------------

March 27, 2006

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Jacksonville Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Company's main office, 1211 West Morton Avenue, Jacksonville, Illinois at 1:30 p.m., Illinois time, on April 25, 2006.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The Annual Meeting is being held so that stockholders may consider the election of directors and the ratification of the appointment of BKD LLP, as the independent registered public accounting firm for the Company's 2006 fiscal year. For the reasons set forth in the Proxy Statement, the Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend personally. Please complete, sign and date the enclosed proxy card and return it as soon as possible in the postage-paid envelope provided so that your shares will be represented at the Annual Meeting. You may revoke your proxy at any time prior to its exercise, and you may attend the annual meeting and vote in person, even if you have previously returned your proxy card. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

We thank you for your prompt attention to this matter and appreciate your support.

Sincerely,

/s/ Andrew F. Applebee                              /s/ Richard A. Foss

Andrew F. Applebee                                  Richard A. Foss
Chairman of the Board                               President and Chief
                                                    Executive Officer

                           JACKSONVILLE BANCORP, INC.
                            1211 West Morton Avenue,
                          Jacksonville, Illinois 62650
                                 (217) 245-4111

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 25, 2006

        Notice is hereby given that the Annual Meeting of Jacksonville Bancorp, Inc. (the "Company") will be held at the Company's main office, 1211 West Morton Avenue, Jacksonville, Illinois on April 25, 2006, at 1:30 p.m., Illinois time.

        A Proxy Card and a Proxy Statement for the Meeting are enclosed.

        The Meeting is for the purpose of considering and acting upon:

        1.      The election of three directors of the Company;

        2 The ratification of the appointment of BKD LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2006; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

        Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 17, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on such date will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. Jacksonville Bancorp, MHC, the Company's mutual holding company, owns 52.60% of the Company's issued and outstanding common stock and intends to vote its shares in favor of the proposals described in this proxy statement. A list of the Company's stockholders entitled to vote at the Meeting will be available for examination, during ordinary business hours, at the offices of the Company, 1211 West Morton Avenue, Jacksonville, Illinois, 62650 for ten days prior to the Meeting.

        EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                            By Order of the Board of Directors


                                              /s/ John D. Eilering
                                            ----------------------------------
                                            Corporate Secretary
                                            John D. Eilering
Jacksonville, Illinois
March 27, 2006

                                 PROXY STATEMENT


                           JACKSONVILLE BANCORP, INC.
                            1211 West Morton Avenue,
                          Jacksonville, Illinois 62650
                                 (217) 245-4111

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 25, 2006
--------------------------------------------------------------------------------

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the Company's main office, 1211 West Morton Avenue, Jacksonville, Illinois on April 25, 2006, at 1:30 p.m., Illinois time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 27, 2006.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

        Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE MEETING.

        The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournments thereof.

        Proxies may be revoked by written notice to the Secretary of the Company at the address of the Company set forth above, by filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. A proxy will not be voted if a stockholder attends the Meeting and votes in person. The presence at the Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a revocation to the Secretary of the Company prior to such voting. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder in order to vote in person at the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

        The securities entitled to vote at the Meeting consist of the common stock, $0.01 par value per share, of the Company (the "Common Stock"). Each share of the Common Stock entitles the record holder to one vote on all matters. March 17, 2006, has been fixed by the Board of Directors as the record date (the "Record Date") for determining stockholders entitled to notice of and to vote at the Meeting. As of the Record Date, the Company had 1,974,867 shares of Common Stock issued and outstanding which were held by approximately 602 holders of record. Jacksonville Bancorp, MHC, owns 1,038,738 shares, or 52.60% of the Company's 1,974,867 shares of Common Stock outstanding on the Record Date. The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.

        A plurality of votes cast is required to elect directors. The affirmative vote of a majority of stockholders present at the Meeting in person or by proxy is required for approval of BKD LLP to serve as our independent auditor for the year ended December 31, 2006, without regard to broker non-votes, or proxies marked "ABSTAIN".

Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present but will not be counted as votes in favor of the proposals.

        Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company's Board of Directors.

        As provided in the Charter of the Company, recordholders of Common Stock, except for Jacksonville Bancorp, MHC who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to vote any shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity.

        Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock. Information regarding the common stock ownership of each director individually is set forth under "Proposal I - Election of Directors." This information is based solely upon information supplied to the Company and the filings required pursuant to the Securities Exchange Act of 1934.

                                            AMOUNT OF SHARES
                                            OWNED AND NATURE       PERCENT OF SHARES
         NAME AND ADDRESS OF                  OF BENEFICIAL         OF COMMON STOCK
          BENEFICIAL OWNERS                   OWNERSHIP (1)           OUTSTANDING
----------------------------------------  --------------------  -----------------------
Jacksonville Bancorp, M.H.C. (2)                1,038,738                52.81%
1211 West Morton Avenue,
Jacksonville, Illinois

All Directors and Executive Officers              217,003                10.99%
as a Group (12 persons)(3)

-----------------------------------
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) The Company's executive officers and directors are also executive officers and directors of Jacksonville Bancorp, M.H.C.
(3) The share ownership of all directors and executive officers as a group represents 23.18% of all shares issued to stockholders other than Jacksonville Bancorp, MHC.

--------------------------------------------------------------------------------
                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

        The Company's Board of Directors is currently composed of ten members as is set forth in the Company's Bylaws. The Company's Bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Effective at the Meeting, the Board of Directors will be reduced to nine members with the retirement of Roger D. Cannell from the Board. The Board of Directors has nominated John L. Eyth, Richard A. Foss and Michael R. Goldasich, each to serve as a director for a three-year term.

        The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.

                                                                                                 SHARES OF
                                                                                               COMMON STOCK
                           AGE                                                                 BENEFICIALLY
                          AS OF                POSITIONS                                         OWNED ON
                        12/31/05              HELD IN THE              DIRECTOR      TERM       THE RECORD      PERCENT
      NAME(1)           OF CLASS                COMPANY                SINCE(2)    TO EXPIRE      DATE(3)      OF CLASS
---------------------  ----------  ---------------------------------  ----------  -----------  -------------  ----------
                                                         NOMINEES

John L. Eyth               55       Director                             2005         2006          800 (4)       *
Richard A. Foss            55       President, Chief Executive           1993         2006       55,708 (5)       2.82%
                                    Officer and Director
Michael R. Goldasich       67       Director                             1987         2006        3,712 (6)       *

                                              DIRECTORS CONTINUING IN OFFICE

Andrew F. Applebee         56       Chairman of the Board                1982         2007       65,542 (7)       3.32%
Emily J. Osburn            64       Director                             1982         2007       11,600 (8)       *
Harvey D. Scott III        55       Director                             1991         2007        7,800 (9)       *
Dean H. Hess               57       Director                             2000         2008       22,620 (10)      *
John C. Williams           56       Director, Senior Vice President      2000         2008       12,933 (11)      *
                                    and Trust Officer
Harmon B. Deal, III        45       Director                             2003         2008       13,800 (12)      *

--------------------------------------------

(*)     Less than 1%.
(1) The mailing address for each person listed is 1211 West Morton Avenue, Jacksonville, Illinois. Each of the persons listed is also a director of Jacksonville Bancorp, M.H.C., which owns the majority of the Company's issued and outstanding shares of Common Stock.
(2) Includes initial appointment to the Board of Directors of the Company's mutual predecessor.
(3)     Shares of Common Stock are held directly unless indicated otherwise.
(4)     Mr. Eyth has sole voting and investment power over 800 shares of Common
        Stock.
(5) Mr. Foss has shared voting and investment power over 16,600 shares and sole voting and investment power over 39,108 shares; includes 4,500 shares awarded pursuant to the Company's restricted stock plan.
(6) Mr. Goldasich has shared voting and investment power over 375 shares and sole voting and investment power over 3,337 shares; includes 600 shares awarded pursuant to the Company's restricted stock plan and options to purchase 2,700 shares of Common Stock.
(7) Mr. Applebee has shared voting and investment power over 24,763 shares and sole voting and investment power over 40,779 shares; includes 4,080 shares awarded pursuant to the Company's restricted stock plan.
(8) Ms. Osburn has sole voting and investment power over 11,600 shares; includes 600 shares awarded pursuant to the Company's restricted stock plan and options to purchase 1,200 shares of Common Stock.
(9) Mr. Scott has shared voting and investment power over 4,500 shares reported and sole voting and investment power over 3,300 shares; includes 600 shares awarded pursuant to the Company's restricted stock plan and options to purchase 1,200 shares of Common Stock.
(10) Mr. Hess has shared voting and investment power over 10,400 shares of Common Stock and sole voting power over 12,220 shares.
(11) Mr. Williams has sole voting and investment power over 12,933 shares of Common Stock, including options to purchase 4,483 shares of Common Stock.
(12) Mr. Deal has sole voting and investment power over 13,800 shares of Common Stock, including options to purchase 1,200 shares of Common Stock.

        The principal occupation during the past five years of each current director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated. With the exception of Messrs. Applebee, Foss and Williams, the board of directors has determined that each of the Company's directors qualifies as an "independent" director under Rule 4200(a)(15) of Standards of the National Association of Securities Dealers, Inc. for Nasdaq listed companies ("Nasdaq listing standards").

        JOHN L. EYTH is a certified public accountant. He is a principal in the accounting firm of Zumbahlen, Eyth, Surratt, Foote, & Flynn, Ltd., located in Jacksonville, Illinois.

        RICHARD A. FOSS has been the President and Chief Executive Officer of the Company since 2001. From 1994 until 2001 he served as the Company's President and Chief Operating Officer. From 1992 until his appointment as President, Mr. Foss was the Company's Executive Vice President. Mr. Foss has been employed with the Company since 1986 when he was named Vice President. In addition, Mr. Foss is also President of Financial Resources Group, Inc., the Company's wholly owned subsidiary.

        MICHAEL R. GOLDASICH is an architect. He is the President of Goldasich-Audo Architects, located in Jacksonville, Illinois.

        ANDREW F. APPLEBEE was elected Chairman of the Board of Directors in January 1994. In addition, Mr. Applebee acted as the Company's Chief Executive Officer until January 2001. Prior thereto, Mr. Applebee was the President of the Company. Mr. Applebee has been employed by the Company since 1976.

        EMILY J. OSBURN is retired. Prior to her retirement she was the manager of radio stations WLDS and WEAI, which are located in Jacksonville, Illinois.

        HARVEY D. SCOTT, III is an orthopedic surgeon with Orthopaedic Center of Illinois in Jacksonville, Illinois.

        DEAN H. HESS is a grain and livestock farmer in Morgan County. Prior to the merger of Chapin State Bank with the Company, Mr. Hess had served on the Board of Directors of Chapin State Bank.

        JOHN C. WILLIAMS is a Senior Vice President and Trust Officer for the Company, and manages the Chapin branch facility. Prior to the merger of Chapin State Bank with the Company, he was the Chairman of the Board, President and Trust Officer of Chapin State Bank.

        HARMON B. DEAL, III IS the President of Deal & Co., Inc., which is the general partner of Deal Partners, L.P., an investment partnership, located in Jacksonville, Illinois.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        JOHN D. EILERING (age 43) has been Vice President of Operations for the Company since July 2000. He has also served as the Corporate Secretary and Human Resources Officer since July 2002. From 1998 to 2000, he served as an Assistant Vice President of Information Systems. He has been employed by the Company since 1987. Mr. Eilering owns 11,317 shares of Common Stock, including options to purchase 4,125 shares of Common Stock.

        DIANA S. TONE (age 37) has been the Chief Financial Officer for the Company since July 2002. She has also served as the Compliance Officer since June 2000. Prior to this time, she spent ten years with the Federal Deposit Insurance Corporation as a federal bank examiner. Ms. Tone owns 2,068 shares of Common Stock, including options to purchase 1,100 shares of Common Stock.

        JESS D. KARNS (age 64) has been employed by the Company since July 2003 as the Senior Loan Administrator. From 2002 to 2003, he was employed as a Loan Workout Specialist at First Midwest Bank, Sioux Falls, South Dakota. From 1999 to 2001, he was the co-owner of Karns Real Estate and Insurance Agency. He also spent ten years with the Federal Deposit Insurance Corporation, primarily involved in the workout of problem assets of troubled institutions. Mr. Karns does not currently own any shares of Common Stock.

        LAURA A. MARKS (age 47) has been the Senior Vice President of Retail Banking since January 2005. She has also served as Marketing Officer since February 2000. Prior to this time, she spent 20 years in retail banking, human resources, and marketing with another financial institution. Ms. Marks currently owns 1,101 shares of Common Stock.

OWNERSHIP REPORTS BY OFFICERS AND DIRECTORS

        The Common Stock of the Company is registered with the SEC pursuant to
Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's common stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of ownership reports, Director Eyth failed to file his initial Form 3 on a timely basis. Based on the Company's review of such ownership reports, the Company believes that no other officer or director of the Company failed to timely file such ownership reports for the fiscal year ended December 31, 2005.

CODE OF ETHICS

        The Company has adopted a Code of Ethics that is applicable to all of its directors and officers. The Code of Ethics has been filed with the SEC and is available at the Company's website at WWW.JACKSONVILLESAVINGS.COM. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company's website.

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES

        The Company has adopted controls and other procedures which are designed to ensure that information required to be disclosed in this Proxy Statement and other reports filed with the SEC is recorded, processed, summarized and reported within time periods specified by the SEC. Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the fiscal year (the "Evaluation Date"). Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that, as of the Evaluation Date, our disclosure controls and procedures were effective in timely alerting them to the material information relating to us (or our consolidated subsidiaries) required to be included in this Proxy Statement.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Any stockholder who wishes to contact the Company's Board of Directors or an individual director may do so by writing to: Board of Directors, Jacksonville Bancorp, Inc., 1211 West Morton Avenue, Jacksonville, Illinois 62650. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or individual director as appropriate depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly or forward a communication for response by another employee of the Company, and the Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

        The Company has established separate procedures for the submission of complaints regarding accounting, internal accounting controls, or auditing matters, as required by Section 301 of the Sarbanes-Oxley Act of 2002. Such communications may be submitted to the Chairman of the Audit Committee by telephoning (217) 245-5121. Alternatively, such communications may be submitted in writing to the following address: Chairman of the Audit Committee, Jacksonville Bancorp, Inc., 1211 West Morton Avenue, Jacksonville, Illinois 62650.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2005, the Board of Directors held 12 regular meetings and one special meeting. During the year ended December 31, 2005, no director attended fewer than 75 percent of the total meetings of the Board of Directors of the Company and committees on which such director served. Since June 2003 and pursuant to Nasdaq rules, the independent members of the Board of Directors meet in "executive session" without the presence of management. These meetings are expected to occur no less than bi-annually in conjunction with regularly scheduled meetings of the full Board of Directors. The Board of Directors has established various committees to which certain responsibilities have been delegated. The committees include the following:

COMPENSATION COMMITTEE

        The Compensation Committee consisting of Directors Scott, Cannell, Deal, Eyth, Goldasich, Hess and Osburn, reviews the salary and benefits provided to the Company's officers and employees. During 2005, the

Committee met two times. Each member of the Compensation Committee is "independent" as defined in the Nasdaq listing standards.

NOMINATING COMMITTEE

        Each member of the Nominating Committee is "independent" as defined in the Nasdaq listing standards. The Nominating Committee consists of Directors Deal, Hess, Osburn and Scott. The Nominating Committee met one time in fiscal year 2005.

        The functions of the Nominating Committee include the following:

        o to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

        o to review and monitor compliance with the requirements for board independence; and

        o to review the committee structure and make recommendations to the Board regarding committee membership.

        The Company's Board of Directors has adopted a written charter for the Committee, which is available at the Company's website at WWW.JACKSONVILLESAVINGS.COM. The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

        o has personal and professional ethics and integrity and whose values are compatible with the Company's;

        o has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

        o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

        o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

        o is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

        o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

        The Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

PROCEDURES FOR THE RECOMMENDATION OF DIRECTOR NOMINATIONS BY SHAREHOLDERS

        The Nominating Committee has adopted procedures for the submission of recommendations for director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary, at 1211 West Morton Avenue, Jacksonville, Illinois 62650. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the date of the Company's proxy materials for the preceding year's annual meeting. The submission must include the following information:

        o the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

        o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

        o a statement of the candidate's business and educational experience;

        o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

        o a statement detailing any relationship between the candidate and the Company;

        o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

        o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

        o a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

        A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in "Other Matters and Advance Notice of Business to be Conducted at an Annual Meeting."

AUDIT COMMITTEE

        The Company's Audit Committee consists of Directors Cannell, Hess, Goldasich and Osburn. Each member of the Audit Committee is "independent" as defined in the listing standards for Nasdaq-listed companies and under Rule 10A-3 of the Securities Exchange Act of 1934 (the "Exchange Act"). Each member of the Audit Committee is able to read and understand financial statements, and no member of the Audit Committee has participated in the preparation of the Company's or the Bank's, or the Bank's subsidiaries', financial statements during the past three years. Director Cannell is deemed by the Company to be an "audit committee financial expert." Director Cannell has an understanding of generally accepted accounting principles (GAAP) and has the ability and experience to prepare, audit, evaluate and analyze financial statements which present the breadth and level of complexity of issues that the Company reasonably expects to be raised by the Company's financial statements. Director Cannell has acquired these attributes through experience as a certified public accountant and partner in public accounting firm.

        The Audit Committee reviews, approves and oversees all related-party transactions of the Company and the Bank, which would be required to be disclosed under applicable Exchange Act rules. The Audit Committee meets as needed in order to examine and approve the audit report prepared by the Company's independent registered public accounting firm and to conduct such other business as is necessary. During fiscal year 2005, the Audit Committee met four times.

        In accordance with rules recently established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

        In accordance with its written charter and as part of its ongoing activities, the Audit Committee has:

        o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2005;

        o Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as amended; and

        o Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, and has discussed with the independent registered public accounting firm their independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

              This report has been provided by the Audit Committee:

                 Directors Cannell, Goldasich, Hess, and Osburn.

ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS

        The Company does not have a policy regarding director attendance at the annual meetings of stockholders. Directors Applebee, Foss, Williams, Deal, Eyth, and Hess attended the prior year's annual meeting of stockholders.

DIRECTORS' COMPENSATION

        CASH COMPENSATION. Members of the Board of Directors of the Company each received $8,100 during the year ended December 31, 2005. The Company paid a total of $87,000 in directors' fees for the year ended December 31, 2005.

EXECUTIVE COMPENSATION

        The following table sets forth for the years ended December 31, 2005, 2004 and 2003, certain information as to the total remuneration paid by the Company to the Chairman and the Chief Executive Officer, and all other officers of the Company with total salary and bonus in excess of $100,000 for the year ended December 31, 2005 ("Named Executive Officers").

======================= ======== ====================================== =================================== =================
                                          ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                 -------------------------------------- -----------------------------------
                                                                                AWARDS            PAYOUTS
                                                                        ----------------------- -----------
                         YEAR                               OTHER        RESTRICTED                               ALL
       NAME AND          ENDED                              ANNUAL         STOCK      OPTIONS/     LTIP          OTHER
PRINCIPAL POSITION(1)    12/31    SALARY(3)    BONUS     COMPENSATION     AWARDS        SARS      PAYOUTS   COMPENSATION(2)
======================= ======== ============ ========= =============== ============ =========== ========== =================
Richard A. Foss          2005     $129,563      $5,225        $              $                                  $26,644
President, Chief         2004      138,340          --         --             --           --        --          13,570
Executive Officer and    2003      130,344       6,900         --             --           --        --          14,194
Director
----------------------- -------- ------------ --------- --------------- ------------ ----------- ---------- -----------------
Jess D. Karns            2005     $102,208      $4,217        $              $                                   $3,193
Senior Loan              2004      100,998       1,150         --             --           --        --             842
Administrator            2003       41,096       2,300         --             --           --        --              --
======================= ======== ============ ========= =============== ============ =========== ========== =================

---------------
(1) No other executive officer received salary and bonuses that in the aggregate exceeded $100,000.
(2) All other compensation consisted of the Company's matching contribution under the 401(k) Profit Sharing Plan. All other compensation for Mr. Foss also included board fees from the Company totaling $8,100 and board fees from the Company's wholly owned subsidiary of $1,500 and interest credited on deferred compensation of $13,000.
(3)     Includes deferred compensation for Mr. Foss of $6,000 for 2004 and 2003.

        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. During the year ended December 31, 2005, the Compensation Committee met to review the performance of the executive officers and determine compensation programs and adjustments. Richard A. Foss and John C. Williams are directors of the Company in addition to being executive officers of the Company. Messrs. Applebee, Foss and Williams do not participate in the Board of Directors' determination of their respective compensation as executive officers.

        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION. The Compensation Committee evaluates the performance of the Chief Executive Officer and other executives, and reviews and approves increases to base compensation as well as the level of bonus, if any, to be awarded. The Compensation Committee also approves any perquisites payable to such officers. In addition, the Compensation Committee determines the budget for salaries for other executive officers, and reviews the report of the Chief Executive Officer regarding the allocation of compensation of such other officers. In determining whether the base salary of the Chief Executive Officer should be increased, the budget for other executive officers and whether to approve the Chief Executive Officer's allocation of such amounts, the Compensation Committee takes into account individual performance and information regarding compensation paid to executives performing similar duties for financial institutions in the Company's market area. The Compensation Committee uses a peer comparison employing at least two published compensation surveys in determining the salary and benefits of the Chief Executive Officer.

        While the Compensation Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and other executive officers, it weighs a variety of different factors in its deliberations. Factors considered by the Committee in 2005 included operating performance, general management oversight of the Company, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Committee considered the standing of the Company with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and nonquantitative factors described above was considered by the Committee, such factors were not assigned a specific weight in evaluating the performance of each of the Company's executive officers. Rather, all factors were considered, and based upon the effectiveness of such officers in addressing each of the factors, as well as the lack of inflation generally, and the range of compensation paid to officers of peer institutions.

        This report has been provided by the Compensation Committee: Roger D. Cannell, John L. Eyth, Michael R. Goldasich, Dean H. Hess, Emily Osburn, Harvey
D. Scott, III and Harmon B. Deal, III.

PERFORMANCE GRAPH

        Set forth hereunder is a performance graph comparing (a) the total return on the common stock of the Company and predecessor Bank for the period beginning on January 1, 2001, through December 31, 2005, (b) the cumulative total return on stocks included in the Nasdaq Composite Index over such period, and (c) the cumulative total return of publicly traded thrifts or thrift holding companies in the mutual holding company structure over such period. The cumulative total return on the Company's common stock was computed assuming the reinvestment of cash dividends.


                           JACKSONVILLE BANCORP, INC.

                            TOTAL RETURN PERFORMANCE




                              [PERFROMANCE GRAPH]




                                                             PERIOD ENDING
                                -------------------------------------------------------------------------
INDEX                              12/31/00     12/31/01    12/31/02    12/31/03    12/31/04    12/31/05
---------------------------------------------------------------------------------------------------------
Jacksonville Bancorp, Inc.           100.00       126.27      128.04      203.73      208.37      191.81
NASDAQ Composite                     100.00        79.18       54.44       82.09       89.59       91.54
SNL MHC Thrift Index                 100.00       130.15      186.88      316.03      357.72      367.54

BENEFIT PLANS

        MEDICAL AND LIFE INSURANCE ASSISTANCE. The Company provides full-time employees with medical and life insurance.

        401(K) PLAN. Plan benefits will be paid to each participant in either a single or lump sum payment in cash or property or in installments. At December 31, 2005, the market value of the 401(k) Plan trust fund equaled approximately $4.8 million. The Company did not make any discretionary contributions to the 401(k) Plan for the Plan Year ended December 31, 2005.

        Under the 401(k) Plan, participants are permitted to make salary reduction contributions to the 401(k) Plan. The participants' salary reduction contribution may be matched by the Company in an amount to be determined annually. To receive an allocation of the profit sharing contribution, a participant must have 1,000 hours of service during the Plan Year and be employed on the last day of the Plan Year. (The plan year is January 1 to December 31 (the "Plan Year")). All employee contributions and earnings thereon are fully and immediately vested. All Company discretionary contributions vest at the rate of 20% per year commencing after a participant has three years of service with the Company until a participant is 100% vested after seven years of service. Participants will also vest in Company discretionary contributions upon the attainment of early retirement (i.e., age 55 with seven years of participation), the normal retirement age of 65 or later, death or disability, regardless of their years of service. A participant may withdraw salary reduction contributions in accordance with the terms of the 401(k) Plan in the event the participant suffers a serious financial hardship.

        DEFERRED COMPENSATION AGREEMENTS. The Company has entered into deferred compensation agreements with Messrs. Applebee and Foss. Pursuant to the deferred compensation agreements, the Company may contribute annually $4,000 or more for the individuals. The Company is not obliged to invest funds contributed under the deferred compensation agreement; however, earnings and gains from the investment of contributed funds shall be credited to the individual's account. Employees are entitled to distributions under the deferred compensation agreement in the event of retirement, termination, death or disability. Benefits may be paid to the employee or his beneficiary in a lump sum or in annual installments over a period not to exceed 15 years. As of the year ended December 31, 2005, no contributions were made to Mr. Applebee's and Mr. Foss' accounts, as the Deferred Compensation Plan has been frozen.

        EMPLOYMENT AGREEMENTS. The Company and the Bank has entered into employment agreements with Andrew F. Applebee, Chairman of the Board, and Richard A. Foss, President and Chief Executive Officer of the Company and the Bank. The employment agreements ensure that the Company and the Bank will be able to maintain a stable and competent management base. The continued success of the Company and the Bank depends to a significant degree on the skill and competence of the Chairman of the Board, and the President and Chief Executive Officer.

        Each employment agreement provides for a three-year term. Commencing on the anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the employment agreement for an additional year unless written notice of nonrenewal is given by the Board of Directors after conducting a performance evaluation of the executive. The agreements provide for a base salary of $73,138 and $138,008 for Messrs. Applebee and Foss, respectively, and will be reviewed annually. In addition to the base salary, the employment agreements provide that Mr. Applebee and Mr. Foss are to receive all benefits provided to permanent full-time employees of the Bank, including among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The employment agreements provide for termination by the Bank for cause at any time. In the event the Bank or the Company chooses to terminate Mr. Applebee's or Mr. Foss' employment for reasons other than for cause, as defined, disability or retirement, or upon the termination of either Mr. Applebee or Mr. Foss for reasons other than a change in control, as defined, or in the event of either Mr. Applebee's or Mr. Foss' resignation from the Bank upon (i) failure to reelect him to his current office,
(ii) a material change in his functions, duties or responsibilities, (iii) relocation of his principal place of employment by more than 30 miles or material reduction in benefits or perquisites, (iv) certain liquidations or dissolutions of the Bank or the Company, or (v) a breach of the agreement by the Bank, the executive, or in the event of death, his beneficiary, would be entitled to receive an amount equal to the greater of the payments due under the remaining term of the employment agreement or three times the average of the three preceding years' base salary, including bonuses and other cash compensation paid, and the amount of any benefits received pursuant to any employee benefit plans maintained by the Bank. The executive will also be entitled to continuation of life, medical, dental and disability coverage during the remaining term of the agreement. The Board may also pay a severance payment if the executive voluntarily terminates his employment in the event there has not been a change in control.

        If termination, whether voluntary or involuntary, follows a change in control of the Bank or the Company during the term of the agreement, other than for death, disability or for cause, as defined in the employment agreement, the executive or, in the event of death, his beneficiary, would be entitled to a payment equal to the greater of (i) the payments due under the remaining term of the employment agreement or (ii) 2.99 times his average annual compensation over the five years preceding termination. The Bank would also continue the executive's life, health, and disability coverage for 36 months. If the change in control provisions of the employment agreements for Mr. Applebee and Mr. Foss were triggered, the total payments to Mr. Applebee and Mr. Foss would be $297,054 and $378,110, respectively.

        The employment agreements provide that for a period of one year following termination the executive agrees not to compete with the Bank or the Company in any city, town or county in which the Bank or the Company maintains an office or has filed an application to establish an office.

        In addition, the Bank has entered into an employment agreement with John Williams, a senior vice president of Jacksonville Savings Bank who is also a member of our Board of Directors. The term of the employment agreement is one year and is renewable annually. The agreement provides for a base salary of at least $89,180, participation in employee benefit plans, and eligibility for incentive compensation and bonuses. In addition, Mr. Williams is entitled to director fees while serving on the Board of Directors.

        In the event Mr. Williams' employment is terminated for reasons other than cause, disability, retirement, or a change in control, or in the event of Mr. Williams' resignation from the Bank upon certain events of termination defined in the employment agreement, the executive would be entitled to receive an amount equal to the greater of the payments due under the remaining term of the agreement or one times his base salary for the preceding 12 months, bonuses and other cash compensation paid, and the amount of any benefits received pursuant to any employee benefit plans maintained by the Bank. He would also be entitled to continuation of life, medical and disability insurance coverage during the remaining term of the agreement. In the event of termination of employment due to a change in control (as defined above), Mr. Williams would receive a sum equal to the greater of the payments due for the remaining term of the agreement or one times his base salary for the preceding 12 months, bonuses and any other cash compensation paid, and the amount of any contributions made on his behalf to any employee benefit plans. He would also be entitled to benefits granted under any stock option plan or restricted stock plan and to the continuation of life, medical, dental and disability insurance coverage for the longer of the remaining term of the agreement or one year.

        STOCK OPTION PLANS. The Company sponsors a 1996 Stock Option Plan and a 2001 Stock Option Plan (collectively, the "Stock Option Plans") that each provide officers, employees, nonemployee directors and, with respect to the 1996 Stock Option Plan, directors' emeritus of the Company and its affiliates with options and limited rights to purchase shares of Common Stock of the Company. The Stock Option Plans authorize grants of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code, (ii) options that do not so qualify (nonstatutory options) and
(iii) limited rights (described below) that are exercisable only upon a change in control of the Company of Jacksonville Bancorp, MHC. In addition, the 2001 Stock Option Plan permits the grant of dividend equivalent rights and reload options. Nonemployee directors and, pursuant to the 1996 Stock option Plan, directors emeritus, are eligible to receive only nonstatutory options. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. Dividend equivalent rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividend, multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined under the 2001 Stock Option Plan as any dividend paid on shares of Common Stock where the rate of dividend exceeds the Company's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters. No options were granted to the named executive officers or directors in 2005 or under either the 1996 Stock Option Plan or the 2001 Stock Option Plan.

        In December 2005, in response to changes in the accounting of limited rights and other cash settlement features set forth in the 1996 Stock Option Plan and the 2001 Stock Option Plan, both Stock Option Plans were amended to eliminate the ability to award limited rights, to eliminate outstanding limited rights with the consent of the award recipient, to eliminate the right to receive a cash settlement of an option following a transaction in which stockholders of the Company are to receive securities that are not registered under the Securities Act of 1933, and to provide that no provision of the plan shall operate to require the cash settlement of a stock option in circumstances that are not in the discretion of the Company.

        Set forth below is information as of December 31, 2005 regarding equity compensation plans. The plans that have been approved by the stockholders of the Company are the 1996 Stock Option Plan and 2001 Stock Option Plan. The Company did not have any equity compensation plans that were not approved by its stockholders.

=================================== ============================ ===================== ==============================
                                     NUMBER OF SECURITIES TO BE
                                       ISSUED UPON EXERCISE OF                              NUMBER OF SECURITIES
                                       OUTSTANDING OPTIONS AND      WEIGHTED AVERAGE      REMAINING AVAILABLE FOR
               PLAN                            RIGHTS                EXERCISE PRICE         ISSUANCE UNDER PLAN
----------------------------------- ---------------------------- --------------------- ------------------------------
Equity compensation plans approved
by stockholders.................               54,641                     $10.12                    6,175
----------------------------------- ---------------------------- --------------------- ------------------------------
Equity compensation plans not
approved by stockholders........                   --                         --                       --
----------------------------------- ---------------------------- --------------------- ------------------------------
      Total.....................               54,641                     $10.12                    6,175
=================================== ============================ ===================== ==============================

        TRANSACTIONS WITH CERTAIN RELATED PERSONS. The Company intends that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms consistent with the provisions of federal and state regulation, which governs loans to directors and executive officers and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction. At December 31, 2005, the Company had loans with an aggregate balance of $538,000 outstanding to its executive officers and directors. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other employees, and did not involve more than the normal risk of collectibility or present other unfavorable features.

        Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company's directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

-------------------------------------------------------------------------------
     PROPOSAL II--RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

        On October 19, 2004, the Company elected to dismiss its outside accounting firm, McGladrey & Pullen, LLP ("McGladrey & Pullen"), effective following the completion of the 2004 year end audit. The Company engaged BKD, LLP ("BKD") as its new outside accounting firm. The decision to change accounting firms was made by the Audit Committee of the Board of Directors and ratified by the Board of Directors.

        McGladrey & Pullen's report on the consolidated financial statements of the Company for each of the three years in the period ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two years ended December 31, 2004, the Company had no disagreements with McGladrey & Pullen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, would have caused it to make reference to the subject matter of the disagreements in connection with its report. None of the reportable events described by Item 304(a)(1)(v) of Regulation S-K has occurred. The Company has provided McGladrey & Pullen a copy of the disclosures contained in this proxy statement which was received by McGladrey & Pullen.

        BKD was engaged by the Company on October 19, 2004 to audit the consolidated financial statements of the Company as of and for the year ended December 31, 2005. During the two years ended December 31, 2005 and 2004, the Company did not consult with BKD regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

        The Board of Directors of the Company has approved the engagement of BKD to be the Company's independent registered public accounting firm for the 2006 fiscal year, subject to the ratification of the engagement by the Company's stockholders. Auditors are not deemed independent under Securities Rules unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the audit committee which sets forth each specific service to be performed by the auditor. At the Meeting, the stockholders will consider and vote on the ratification of the engagement of BKD for the Company's fiscal year ending December 31, 2006. A representative of BKD is expected to attend the Meeting, and will have an opportunity to make a statement and to answer questions.

        AUDIT FEES. During the past two years the fees billed for professional services for the audit of the Company's annual financial statements and for the review of the Company's Form 10-K, annual report and Form 10-Q were $63,130 for 2005 by BKD, and $84,063 for 2004 by McGladrey & Pullen.

        AUDIT-RELATED FEES. During the past two years fees for professional services that were not directly related to the preparation of the audit were $25,195 for 2005 by BKD, and $11,200 for 2004 by McGladrey & Pullen. Such fees related to assistance with Sarbanes-Oxley compliance for 2005 and audits of the Company's ESOP and 401(k) plans and annual trust procedures in 2005 and 2004

        TAX FEES. During the past two fiscal years the fees billed for professional services for tax services were $9,975 for 2005 by BKD, and $15,290 for 2004 by McGladrey & Pullen.

        ALL OTHER FEES. There were no aggregate fees billed for professional services rendered for the Company by either BKD or McGladrey & Pullen for services other than those listed above for 2005 and 2004.

        The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm. The Audit Committee concluded that performing such services in 2005 and 2004 did not affect the independent registered public accounting firms' independence in performing their function as auditors of the Company.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

        In order to ratify the selection of BKD LLP as the registered public accounting firm for the 2006 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of BKD LLP as the independent registered public accounting firm for the 2006 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

        In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 1211 West Morton Avenue, Jacksonville, Illinois, no later than November 27, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
         ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING
--------------------------------------------------------------------------------

        The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an Annual Meeting. In order for a stockholder to properly bring business before an Annual Meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than five (5) days before the date fixed for such meeting. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received. There have been no material changes to these procedures during the year ended December 31, 2005.

        The date on which next year's Annual Meeting of Stockholders is expected to be held is April 24, 2007. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2007 Annual Meeting of Stockholders must be given to the Company no later than April 19, 2007.

--------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

        The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

        The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. A copy of the Company's Annual Report accompanies this Proxy Statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, WHICH ALSO CONSTITUTES THE COMPANY'S ANNUAL DISCLOSURE STATEMENT, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE BY ACCESSING THE COMPANY'S WEBSITE AT "WWW.JACKSONVILLESAVINGS.COM" OR UPON WRITTEN OR TELEPHONIC REQUEST TO DIANA TONE, AT 1211 WEST MORTON AVENUE, JACKSONVILLE, ILLINOIS 62650 OR CALL (217) 245-4111.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                               /s/ John D. Eilering
                                            ------------------------------------
                                            John D. Eilering
                                            Corporate Secretary
                                            Jacksonville, Illinois
                                            March 27 2006

                                 REVOCABLE PROXY


                           JACKSONVILLE BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 25, 2006

        The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of the Company, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's main office, 1211 West Morton Avenue at 1:30 p.m. (Illinois time) on April 25, 2006. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

1.      The election as director of the
        nominees listed below to serve for                FOR                          VOTE
        a three-year term (except as               (except as marked to              WITHHELD
        marked to the contrary below).             the contrary below)

        John L. Eyth                                      [  ]                         [  ]
        Richard A. Foss
        Michael R. Goldasich

        INSTRUCTION: To withhold your vote
        for one or more nominees, write
        the name of the nominee(s) on the
        lines below.

        -----------------------------

        -----------------------------

        -----------------------------


2.      The ratification of  the                          FOR              AGAINST          ABSTAIN
        appointment of BKD LLP as the
        independent registered public                     [  ]               [  ]             [  ]
        accounting firm for the year
        ending December 31, 2006.

  The Board of Directors recommends a vote "FOR" each of the listed proposals.


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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


        Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated March 27, 2006, and audited financial statements.

Dated: March 27, 2006                        [ ] Check Box if You Plan to Attend
                                                 Meeting



-----------------------------------          -----------------------------------
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER


-----------------------------------          -----------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------